OVATION PLUS VARIABLE ANNUITY PROFILE

This profile is a summary of some of the more important points that you should know and consider before purchasing a variable annuity. The variable annuity is more fully described in the accompanying prospectus. The sections in this summary correspond to sections in the prospectus that discuss the topics in more detail. All capitalized terms are used as defined in the prospectus. Please read the prospectus carefully.

                               February 14, 2000

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1.       OVATION PLUS VARIABLE ANNUITY
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This variable annuity contract is between you and AIG Life Insurance Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as providing you with retirement income. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings.

This contract offers a choice of investment options. You may divide your money among any or all of the 16 variable investment options provided by Alliance Capital Management, L.P. and the fixed investment option. Your investment is not guaranteed. The value of your contract can fluctuate up or down based on the performance of the underlying investments you select and you may experience a loss.

The variable investment portfolios offer professionally managed investment choices with goals ranging from capital preservation to aggressive growth. Your choices for the various investment options are listed later in this profile.

Like most deferred annuities, the contract has an accumulation phase and an income phase. During the accumulation phase, you invest money in your contract. Your earnings are based on the investment performance of the variable investment portfolios to which your money is allocated and/or the interest rate earned on the fixed investment option. You may withdraw money from your contract during the accumulation phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. A tax penalty may apply if you make withdrawals before age 59 1/2. The income phase begins with the Annuity Date that you select. During the income phase, you will receive payments from your annuity. Your payments may be fixed in dollar amount, vary with investment performance or a combination of both, depending on where you allocate your money. Among other factors, the amount of money you are able to accumulate in your contract during the accumulation phase will determine the amount of your payments during the income phase.

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2.       ANNUITY OPTIONS
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You can select one of the annuity options listed below:

          (1)  payments for the Annuitant's lifetime;

          (2) payments for the Annuitant's lifetime, but for not less than 10 years; and

          (3)  payments for the lifetime of the survivor of two Annuitants.

We may offer other annuity options, subject to our discretion.

You will need to decide if you want your payments to fluctuate with investment performance, remain constant or to reflect a combination of the two. You will also select the date on which your payments will begin. Once you begin receiving payments, you cannot change your annuity option. If your contract is part of a non-qualified retirement plan (one that is established with after tax dollars), payments during the income phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a qualified retirement plan using before tax dollars, the entire payment is taxable as income.

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3.       PURCHASING A VARIABLE ANNUITY CONTRACT
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You can buy a contract through your financial representative, who can also help you complete the proper forms. The minimum initial investment is $2,000. Additional amounts of $1,000 or more may be added to your contract at any time during the accumulation phase. You can pay additional premium of $100 or more per month by enrolling in an automatic investment plan.

We will add a credit to your Contract Value for each premium payment you make equal to a maximum of 4% of that premium payment. We call this a Premium Enhancement and fund it from our general account. A Premium Enhancement is not a premium payment or considered part of your premium payment under the contract. At our discretion we may discontinue offering Premium Enhancements on additional premium payments.

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4.       INVESTMENT OPTIONS
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You may allocate money to the following variable investment portfolios of Alliance Variable Products Series Fund, Inc.

          Alliance Variable Products Series Fund, Inc.
          (managed by Alliance Capital Management L.P.)

          Global Bond Portfolio
          Global Dollar Government Portfolio
          Growth Portfolio
          Growth and Income Portfolio
          High Yield Portfolio
          International Portfolio
          Money Market Portfolio
          North American Government Income Portfoli
          Premier Growth Portfolio
          Quasar Portfolio
          Real Estate Investment Portfolio
          Technology Portfolio
          Total Return Portfolio
          U.S. Government/High Grade Securities Portfolio
          Utility Income Portfolio
          Worldwide Privatization Portfolio

The fixed investment option is part of our general account. The interest rate may differ from time to time but we will never credit less than a 3% annual effective rate. Once established, the rate will not change during the selected period. You may also elect to participate in the dollar cost averaging program.

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5.       EXPENSES

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We deduct insurance charges from your Contract Value on a daily basis, which equal 1.60% annually of the average daily value of your contract allocated to the variable investment options. The insurance charges include a mortality and expense risk charge of 1.25%, an administrative charge of 0.15%, and a distribution charge of 0.20%.

As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable portfolios. These charges include management fees and other operating expenses and are estimated to range from 0.73% to 1.06%.

If you take money out in excess of the free withdrawal amount permitted by your contract, you may be assessed a surrender charge as a percentage of the premium you withdraw. The percentage declines over a seven-year period as follows:

Premium Year        1    2     3     4     5     6    7       Thereafter
Surrender Charge    6%   6%    5%    5%    4%    3%   2%      None

Each year you are allowed to make 12 transfers without charge. After your first 12 transfers, a $10 transfer fee will apply to each subsequent transfer.

You may also be assessed a premium tax of up to 3.5% depending upon the state where you reside.

The following chart is designed to help you understand the charges under your contract. The column "Total Annual Insurance Charges" shows the total of the 1.60% insurance charges and the $30 contract maintenance fee. We converted the contract maintenance fee to a percentage using an assumed contract size of $40,000. The actual impact of this charge on your contract may differ from this percentage. The column "Total Annual Portfolio Charges" shows portfolio charges for each variable portfolio after waivers and/or reimbursements by Alliance Capital Management L.P. for the year ended December 31, 1998. The third column is the total of all annual charges.

The fourth and fifth columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract that earns 5% annually and that you withdraw your money (1) at the end of year 1 and (2) at the end of year 10. The premium tax is assumed to be 0% in both examples.

                                                             Total       Total
                                                            Annual      Annual      Total      Total Expenses    Total Expenses
                                                         Insurance     Portfolio    Annual     at the end of      at the end of
                                                            Charges     Charges    Charges         1 Year           10 Years
Alliance Variable Products Series Fund

Global Bond Portfolio                                           1.60%       0.93%      2.53%         $80               $282
Global Dollar Government Portfolio                              1.60%       0.95%      2.55%          80                289
Growth Portfolio                                                1.60%       0.87%      2.47%          79                281
Growth and Income Portfolio                                     1.60%       0.73%      2.33%          78                267
High Yield Portfolio                                            1.60%       0.95%      2.55%          80                289
International Portfolio                                         1.60%       0.95%      2.55%          80                289
Money Market Portfolio                                          1.60%       0.68%      2.28%          77                262
North American Government Income Portfolio                      1.60%       0.86%      2.46%          79                280
Premier Growth Portfolio                                        1.60%       1.06%      2.66%          81                299
Quasar Portfolio                                                1.60%       0.95%      2.55%          80                289
Real Estate Investment Portfolio                                1.60%       0.95%      2.55%          80                289
Technology Portfolio                                            1.60%       0.95%      2.55%          80                289
Total Return Portfolio                                          1.60%       0.88%      2.48%          79                282
U.S. Government/High Grade Securities Portfolio                 1.60%       0.78%      2.38%          78                272
Utility Income Portfolio                                        1.60%       0.95%      2.55%          80                289
Worldwide Privatization Portfolio                               1.60%       0.95%      2.55%          80                289

For more detailed information, see "Fee Tables" in the prospectus.

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6.       TAXES
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Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a non-qualified contract (one that is established with after tax dollars) are deferred until they are withdrawn. In a qualified contract (one that is established with before tax dollars like an IRA), all amounts are taxable when they are withdrawn.

When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income rate. You may be subject to a 10% tax penalty for distributions or withdrawals before age 59 1/2.

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7.       ACCESS TO YOUR MONEY
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You may withdraw free of a surrender charge an amount that is equal to the free withdrawal amount in your contract as of the date you make the withdrawal. Your free withdrawal amount is equal to the greater of (1) the Contract Value less premium paid or (2) 10% of premium paid less the amount of any prior surrender.

Withdrawals in excess of the free withdrawal amount will be assessed a surrender charge. Withdrawals may be made from your contract in the amount of $500 or more. If you make a withdrawal during the twenty-four month period following receipt of a Premium Enhancement, except as part of our systematic withdrawal program, we will reduce the Premium Enhancement in the same proportion and deduct it from your Contract Value.

Under the systematic withdrawal program, you may withdraw a maximum of 10% of your Contract Value each Contract Year. Surrender charges are not imposed on withdrawals under this program. The minimum withdrawal amount is $200. You must have at least $24,000 in Contract Value to participate in the systematic withdrawal program.

After your money has been in the contract for seven full years, there is no surrender charge on that portion of the money that you have invested for at least seven full years. Of course, you may have to pay income tax on any amount withdrawn and a 10% tax penalty may apply if you are under age 59 1/2. Additionally, a surrender charge is not assessed when a death benefit is paid.

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8.        PERFORMANCE
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Performance of Variable Account I is not included in this profile because no contracts have been issued using the subaccounts described in the accompanying prospectus and, therefore, there is no performance to show at this time.

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9.       DEATH BENEFIT
 ================================================================

If you should die during the accumulation phase, your beneficiary will receive a death benefit. Unless you choose one or more of the optional death benefits, the traditional death benefit will be paid. You may select from the death benefit options described below at the time you purchase your contract. Once we issue your contract, you cannot add death benefit options. You should discuss with your financial representative which option is best for you. Additional information is available in the prospectus.

Traditional Death Benefit

The traditional death benefit is equal to the greatest of:

     (1) the Contract Value, less any Premium Enhancement paid during the twenty-four months prior to the date of death;

     (2)  the  total  of  all  premium  paid,  reduced   proportionally  by  any
          surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

     (3) the greatest Contract Value at any seventh Contract Anniversary, less any Premium Enhancement paid during the twenty-four months prior to the date of death, reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premium paid subsequent to that Contract Anniversary.

The traditional death benefit will be paid if no other death benefit is selected.

Optional Death Benefits

If you elect an optional death benefit, we will assess a daily charge against the assets in the variable account. For the Equity Assurance Plan, the charge is equal to 0.07% annually for owners whose Attained Age is 0-59 and 0.20% annually for owners whose Attained Age is 60 and over. For the Annual Ratchet Plan, the charge is equal to 0.10% annually.

Annual Ratchet Plan.  We will pay a death benefit equal to the greatest of:

     (1) the Contract Value, less any Premium Enhancement paid during the twenty-four months prior to the date of death;

     (2) the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

     (3) the greatest Contract Value at any Contract Anniversary, less any Premium Enhancement paid during the twenty-four months prior to the date of death, reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premium paid subsequent to that Contract Anniversary.

Equity Assurance Plan.  We will pay a death benefit equal to the greatest of:

     (1) the Contract Value, less any Premium Enhancement paid during the twenty-four months prior to the date of death;

     (2) the greatest Contract Value at any seventh Contract Anniversary, less any Premium Enhancement paid during the twenty-four months prior to the date of death, plus any premium paid subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     (3)  an amount equal to (a) plus (b) where:

          (a) is equal to the total of all premium paid on or before the first Contract Anniversary following your 85th Birthday, adjusted for surrenders and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each premium to the earlier of the date of death or the first Contract Anniversary following your 85th birthday:

     o 0% per annum if death occurs during the 1st through 24th month from the date of premium payment;

     o 2% per annum if death occurs during the 25th through 48th month from the date of premium payment;

     o 4% per annum if death occurs during the 49th through 72nd month from the date of premium payment;

     o 6% per annum if death occurs during the 73rd through 96th month from the date of premium payment;

     o 8% per annum if death occurs during the 97th through 120th month from the date of premium payment;

     o 10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of premium payment; and

          (b) is equal to all premium paid after the first Contract Anniversary following your 85th birthday, adjusted for surrenders.

Accidental Death Benefit

If you select the accidental death benefit it will be paid in addition to the traditional or optional death benefit in effect at the time of your death. We will assess a daily charge against the assets in the variable account equal to an annual charge of 0.05%. The accidental death benefit is not available if the contract is used as an IRA. If selected, the accidental death benefit payable under this option will be equal to the lesser of:

(1) the Contract Value as of the date the death benefit is determined, less any Premium Enhancement paid during the twenty-four months prior to the date of death; or

(2)      $250,000.

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10.      OTHER INFORMATION
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Right to Examine and Cancel: You may cancel your contract within ten days (or longer if your state requires a longer period) by mailing it to our Administrative Office. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the value of your contract less any Premium Enhancement (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

Dollar Cost Averaging: If selected, this program allows you to invest in the portfolios gradually over time at a fixed dollar amount or a certain percentage each month. This type of investing will cover various market cycles. Your Contract Value must be at least $12,000 to elect this option.

Asset Rebalancing: If selected, this program seeks to keep your investment in line with your goals. We will maintain your specified allocation mix among the subaccounts that you selected. The Contract Value allocated to each subaccount will grow or decline in value at different rates during the quarter. Asset rebalancing automatically reallocates according to the allocation percentages you selected.

Systematic Withdrawal Program: If selected, this program allows you to receive either monthly or quarterly withdrawals during the accumulation phase. Of course, withdrawals may be taxable and a 10% tax penalty may apply if you are under age 59 1/2. Your Contract Value must be at least $24,000 to elect this option. We will not reduce any Premium Enhancement as a result of a withdrawal under this program.

Confirmations and Quarterly Statements: You will receive a confirmation of each financial transaction within your contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Contract Value.

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11.      INQUIRIES
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If you have questions about your contract or need to make changes, call your financial representative or contact us at:

         AIG Life Insurance Company
         c/o Delaware Valley Financial Services
         300 Berwyn Park
         P.O. Box 3031
         Berwyn, PA  19312-0031
         1-800-255-8402

                                   PROSPECTUS

                          OVATION PLUS VARIABLE ANNUITY

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

This prospectus describes a variable annuity contract being offered to individuals and groups. It is a flexible premium, deferred annuity contract with a fixed investment option. Please read this prospectus carefully before investing and keep it for future reference.

The contract has seventeen investment options to which you can allocate your money - sixteen variable investment options listed below and one fixed investment option. The fixed investment option is part of our general account, which earns a minimum of 3% interest. The variable investment options are portfolios of the Alliance Variable Products Series Fund, Inc.

        Alliance Variable Products Series Fund, Inc.
        (managed by Alliance Capital Management L.P.)

          Global Bond Portfolio
          Global Dollar Government Portfolio
          Growth Portfolio
          Growth and Income Portfolio
          High Yield Portfolio
          International Portfolio
          Money Market Portfolio
          North American Government Income Portfoli
          Premier Growth Portfolio
          Quasar Portfolio
          Real Estate Investment Portfolio
          Technology Portfolio
          Total Return Portfolio
          U.S. Government/High Grade Securities Portfolio
          Utility Income Portfolio
          Worldwide Privatization Portfolio

We will add a credit to your Contract Value for each premium payment you make equal to a maximum of 4% of that premium payment. We call this a Premium Enhancement and fund it from our general account. Charges for a contract with a Premium Enhancement may be higher than those for a contract without a Premium Enhancement. Over time, the amount of a Premium Enhancement may be more than offset by the charges associated with the Premium Enhancement.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated February 14, 2000. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801.

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved of the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                             February 14, 2000

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                                TABLE OF CONTENTS

=====================================================================

DEFINITIONS...................................................................

FEE TABLES....................................................................

CONDENSED FINANCIAL INFORMATION...............................................

THE CONTRACT..................................................................

INVESTMENT OPTIONS............................................................

CHARGES AND DEDUCTIONS........................................................

ACCESS TO YOUR MONEY..........................................................

ANNUITY PAYMENTS..............................................................

DEATH BENEFIT.................................................................

PERFORMANCE...................................................................

TAXES.........................................................................

OTHER INFORMATION.............................................................

FINANCIAL STATEMENTS..........................................................

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................

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                                   DEFINITIONS

=====================================================================

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit - An accounting unit of measure used to calculate your Contract Value prior to the Annuity Date.

Administrative Office - The Annuity Service Office, c/o Delaware Valley Financial Services, Inc., 300 Berwyn Park, P.O. Box 3031, Berwyn, Pennsylvania 19312-0031.

Annuitant - The person you designate whose life determines the duration of annuity payments involving life contingencies.

Annuity Date - The date on which annuity payments begin.

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Annuity Date.

Contract Anniversary - An anniversary of the date we issued your contract.

Contract Value - The dollar value as of any Valuation Date of all amounts accumulated under your contract.

Contract Year - Each period of twelve months commencing with the date we issued your contract.

Premium Enhancement - The credit added to your Contract Value equal to a maximum of 4% of your premium payment. A Premium Enhancement is not a premium payment or considered part of your premium payment under the contract. It is funded by our general account. At our discretion we may discontinue offering Premium Enhancements on additional premium payments.

Premium Year - Any period of twelve months commencing with the date we receive a premium payment and ending on the same date in each succeeding twelve month period thereafter.

Valuation Date - Each day that the New York Stock Exchange is open for trading.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

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                                   FEE TABLES

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                           Owner Transaction Expenses

Sales Load..................................................................................................   None

Surrender Charge (as a percentage of premium surrendered)
     Premium Year 1........................................................................................      6%
     Premium Year 2........................................................................................      6%
     Premium Year 3........................................................................................      5%
     Premium Year 4........................................................................................      5%
     Premium Year 5........................................................................................      4%
     Premium Year 6........................................................................................      3%
     Premium Year 7........................................................................................      2%
     Thereafter.............................................................................................   None

Transfer Fee

     First 12 Per Contract Year.............................................................................   None
     Thereafter............................................................................................     $10

Variable Account Annual Expenses (as a percentage of average account value)
     Mortality and Expense Risk Charge....................................................................... 1.25%
     Administrative Charge................................................................................... 0.15%
     Distribution Charge..................................................................................... 0.20%
                                                                                                              =====
     Total Variable Account Annual Expenses.................................................................. 1.60%




                            Annual Portfolio Expenses

                           After Waivers/Reimbursement

                     (as a percentage of average net assets)


                                                               Management       Other           Total Annual
                                                                 Fees           Expenses(1)  Portfolio Expenses(2)

Alliance Variable Products Series Fund

Global Bond Portfolio                                             0.64%          0.29%            0.93%
Global Dollar Government Portfolio                                0.39%          0.56%            0.95%
Growth Portfolio                                                  0.75%          0.12%            0.87%
Growth & Income Portfolio                                         0.63%          0.10%            0.73%
High Yield Portfolio                                              0.44%          0.51%            0.95%
International Portfolio                                           0.58%          0.37%            0.95%
Money Market Portfolio                                            0.50%          0.18%            0.68%
North American Government Income Portfolio                        0.53%          0.33%            0.86%
Premier Growth Portfolio                                          0.97%          0.09%            1.06%
Quasar Portfolio                                                  0.73%          0.22%            0.95%
Real Estate Investment Portfolio                                  0.08%          0.87%            0.95%
Technology Portfolio                                              0.81%          0.14%            0.95%
Total Return Portfolio                                            0.62%          0.26%            0.88%
U.S. Government/High Grade Securities Portfolio                   0.60%          0.18%            0.78%
Utility Income Portfolio                                          0.58%          0.37%            0.95%
Worldwide Privatization Portfolio                                 0.25%          0.70%            0.95%


(1) Other expenses are based on the expenses outlined in the prospectus for the Alliance Variable Products Series Funds, Inc.

(2) Total annual expenses for the following portfolios before waivers and reimbursement by Alliance Capital Management L.P. for the year ended December 31, 1998, were as follows:

                  Global Bond Portfolio                                1.17%
                  Global Dollar Government Portfolio                   1.75%
                  High Yield Portfolio                                 1.80%
                  International Portfolio                              1.37%
                  North American Government Income Portfolio           1.17%
                  Premier Growth Portfolio                             1.09%
                  Quasar Portfolio                                     1.30%
                  Real Estate Investment Portfolio                     1.77%
                  Technology Portfolio                                 1.20%
                  Total Return Portfolio                               0.95%
                  U.S. Government High Grade Securities Portfolio      0.91%
                  Utility Income Portfolio                             1.35%
                  Worldwide Privatization Portfolio                    1.70%

Example

You would pay the following expenses on a $1,000 investment, assuming 5% growth:

                                                                     If you surrender after:

                                                              1    Year    3     Years     5 Years        10 Years
                                                              ---------    -----------     -------        ---------

Alliance Variable Products Series Fund

Global Bond Portfolio                                           $80             $124         $171          $282
Global Dollar Government Portfolio                               80              124          172           289
Growth Portfolio                                                 79              122          168           281
Growth & Income Portfolio                                        78              118          161           267
High Yield Portfolio                                             80              124          172           289
International Portfolio                                          80              124          172           289
Money Market Portfolio                                           77              116          158           262
North American Government Income Portfolio                       79              122          167           280
Premier Growth Portfolio                                         81              128          177           299
Quasar Portfolio                                                 80              124          172           289
Real Estate Investment Portfolio                                 80              124          172           289
Technology Portfolio                                             80              124          172           289
Total Return Portfolio                                           79              122          168           282
U.S. Government/High Grade Securities Portfolio                  78              119          163           272
Utility Income Portfolio                                         80              124          172           289
Worldwide Privatization Portfolio                                80              124          172           289





                                                                If   you annuitize or do not surrender after:

                                                                 1 Year       3 Years    5 Years      10 Years
                                                                 ------       -------    -------      --------

Alliance Variable Products Series Fund

Global Bond Portfolio                                           $26             $79         $135          $287
Global Dollar Government Portfolio                               26              79          136           289
Growth Portfolio                                                 25              77          132           281
Growth & Income Portfolio                                        24              73          125           267
High Yield Portfolio                                             26              79          136           289
International Portfolio                                          26              79          136           289
Money Market Portfolio                                           23              71          122           262
North American Government Income Portfolio                       25              77          131           280
Premier Growth Portfolio                                         27              83          141           299
Quasar Portfolio                                                 26              79          136           289
Real Estate Investment Portfolio                                 26              79          136           289
Technology Portfolio                                             26              79          136           289
Total Return Portfolio                                           25              77          132           282
U.S. Government/High Grade Securities Portfolio                  24              74          127           272
Utility Income Portfolio                                         26              79          136           289
Worldwide Privatization Portfolio                                26              79          136           289

The purpose of the tables set forth in the example above is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The tables reflect expenses of the variable account and the portfolios but do not reflect any deduction for premium taxes, if any. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

===============================================================
                         CONDENSED FINANCIAL INFORMATION

================================================================

Historical accumulation unit values are not included because no contracts have been issued using the subaccounts described in this prospectus.

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                                  THE CONTRACT

===================================================================

General Description

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides tax deferral for your earnings, which means your earnings accumulate on a tax-deferred basis until you take money out of your contract. It also provides a death benefit and a guaranteed income in the form of annuity payments beginning on a date you select. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. The income phase begins once you begin receiving annuity payments. If you die during the accumulation phase, we guarantee a death benefit to your beneficiary.

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding portfolio of a mutual fund. Depending on market conditions, the various portfolios may make or lose money. If you allocate money to the portfolios, your Contract Value during the accumulation phase will depend on their investment performance. In addition, the amount of the variable annuity payments you may receive will depend on the investment performance of the portfolios you select for the income phase.

The contract also has a fixed investment that is part of our general account. Premium you allocate to the fixed investment option will earn interest at a fixed rate that we set. We guarantee the interest rate will never be less than 3%. Your Contract Value in the general option account during the accumulation phase will depend on the total interest we credit. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

Purchasing a Contract

Premium is the money you give us as payment to buy the contract, as well as any additional money you give us to invest in the contract after you own it. The minimum initial investment for both qualified and non-qualified contracts is $2,000. You may add premium payments of $1,000 or more to your contract at any time during the accumulation phase. You can pay scheduled subsequent premium of $100 or more per month by enrolling in an automatic investment plan.

We may refuse any premium. In general, we will not issue a contract to anyone who is over age 80.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your initial premium among the investment options. We will allocate additional premium in the same way unless you tell us otherwise.

At the time of application, we must receive your initial premium at our Administrative Office before the contract will be effective. We will issue your contract and allocate your initial premium within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will send your money back unless you allow us to keep it until we get all the necessary information.

Premium Enhancement

For each premium payment you make, we will add a Premium Enhancement to your contract equal to a maximum of 4% of that premium payment. We will allocate the Premium Enhancement pro rata among the investment options in the same proportion as the corresponding premium payment. We may discontinue offering a Premium Enhancement on additional premium payments at our discretion.

Premium Enhancements are not part of the amount refunded to you if you cancel your contract during the right to examine period. Premium Enhancements are not included in amounts payable as a death benefit or upon surrender during the first twenty-four months after receipt. If you make a partial surrender during the twenty-four month period following receipt of a Premium Enhancement, except as part of our systematic withdrawal program, we will reduce the Premium Enhancement in the same proportion and deduct it from your Contract Value.

Under certain circumstances, receipt of the Premium Enhancement may have a negative effect on the investment performance of the portion of your contract allocated to the variable investment options. If your Contract Value decreases due to market conditions during the twenty-four months after receipt of a Premium Enhancement and, during that time, you surrender your contract or you die, the amount payable will be lower than it would have been had you not received a Premium Enhancement. In the case of a partial surrender under those conditions and during that time, the Contract Value that remains after the partial surrender will be lower than it would have been had you not received a Premium Enhancement.

The contract has an additional .20% distribution charge that is not deducted as part of a similar contract we offer without a Premium Enhancement. This charge is additional revenue to us and we use it to recover our costs in providing the Premium Enhancement.

Right to Examine Contract

If you change your mind about owning this contract, you can cancel it within ten days after receiving it (or longer if required by state law) by mailing it back to our Administrative Office, Delaware Valley Financial Services, Inc., 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031. You will receive your Contract Value, less any Premium Enhancement, as of the day we receive your request, which may be more or less than the money you initially invested.

In certain states or if you purchase your contract as an individual retirement annuity, we may be required to return your premium. If you cancel your contract during the right to examine period, we will return to you an amount equal to your premium payments less any partial surrender.

Accumulation Units

The value of an Accumulation Unit may go up or down from day to day. When you pay a premium, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of premium allocated to a subaccount by the value of the Accumulation Unit for that subaccount. We calculate the value of an Accumulation Unit as of the close of business of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading. Except in the case of initial premium, we credit Accumulation Units to your contract at the value next calculated after we receive your premium at our Administrative Office.

The Accumulation Unit value for each portfolio will vary from one valuation period to the next based on the investment experience of the assets in the portfolio and the deduction of certain charges and expenses. The SAI contains a detailed explanation of how Accumulation Units are valued.

Your value in any portfolio is determined by multiplying its unit value by the number of units you own. Your value within the variable investment options is the sum of your values in all the portfolios. The total value of your contract, referred to as the Contract Value, equals your value in the variable investment options plus your value in the fixed investment option.

Transfers During the Accumulation Phase

You can transfer money among the investment options by written request or by telephone. You can make twelve transfers every Contract Year without charge. There is a $10 transfer fee for each transfer over twelve in a Contract Year. Transfers as a result of dollar cost averaging or asset rebalancing are not counted against your twelve free transfers.

The minimum amount you can transfer is $1,000. You cannot make a partial transfer if, after the transfer, there would be less than $1,000 in the portfolio from which the transfer is being made. Your transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone from you, your representative or anyone else designated by you. Neither we nor the fund will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have procedures in place to provide reasonable assurance that telephone instructions are genuine.

We reserve the right to modify, suspend or terminate the transfer provisions at any time.

Dollar Cost Averaging

The contract has a feature that allows you to dollar cost average your allocations to the portfolios by authorizing us to make periodic allocations of Contract Value from either the money market portfolio or the fixed investment option to one or more of the other portfolios. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. It will result in the reallocation of Contract Value to one or more portfolios and these amounts will be credited at the Accumulation Unit value as of the Valuation Dates on which the exchanges are effected. The amounts exchanged from a portfolio will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lower number of units when the Accumulation Unit value is high.

To elect dollar cost averaging, your Contract Value must be at least $12,000. You must send us a completed dollar cost averaging request form which is available from the Administrative Office. We will not consider your request unless your Contract Value is at least the required amount or the premium submitted is at least $12,000.

Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

There is no charge for the dollar cost averaging program. In addition, your periodic transfers under the dollar cost averaging program are not counted against your twelve free transfers per Contract Year. You may not have dollar cost averaging and asset rebalancing in effect at the same time. We reserve the right to modify, suspend or terminate the dollar cost averaging program at any time.

Asset Rebalancing

Once your premium has been allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your allocation instructions. You can direct us to automatically rebalance your contract to return to your allocation percentages by selecting our asset rebalancing program. Rebalancing will be on a calendar quarter basis and will occur on the last business day of the quarter. The minimum amount of each rebalancing is $1,000.

There is no charge for asset rebalancing. In addition, a rebalancing is not counted against your twelve free transfers each Contract Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

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                               INVESTMENT OPTIONS

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Variable Investment Options

Variable Account I

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other business we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other business. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. We may, from time to time, add or remove subaccounts and the corresponding portfolios. No substitution of shares of one portfolio for another will be made until you have been notified and the SEC has approved the change. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Fund and Its Portfolios

The Alliance Variable Products Series Fund, Inc. is a mutual fund registered with the SEC. It has additional portfolios that are not available under the contract.

You should carefully read the fund's prospectus before investing. The fund prospectus is attached to this prospectus and contains detailed information regarding management of the portfolios, investment objectives, investment advisory fees and other charges. The prospectus also discusses the risks involved in investing in the portfolios. Below is a summary of the investment objectives of the portfolios available under the contract. There is no assurance that any of these portfolios will achieve its stated objectives.

Alliance Variable Products Series Fund, Inc.

Global Bond Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The sub-adviser for this portfolio is AIGAM International Limited, an affiliate of American International Group, Inc.

Global Dollar Government Portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. dollars. As a secondary objective, the portfolio seeks capital appreciation. Substantially all of the portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capacity to pay interest and repay principal.

Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

Growth and Income Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

High Yield Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by the nationally recognized rating services. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal.

International Portfolio seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-U.S. companies (or U.S.
companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

Money Market Portfolio seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share, although it expects to do so.

North American Government Income Portfolio seeks the highest level of current income, consistent with what the adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. dollars. Normally, the portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. dollar.

Premier Growth Portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Real Estate Investment Portfolio seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Technology  Portfolio  seeks growth of capital  through  investment in companies expected to benefit from advances in technology. The portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

U.S. Government/High Grade Securities Portfolio seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. government securities and other high grade debt securities.

Utility Income Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

Worldwide Privatization Portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the portfolio's investment portfolio will include equity securities of companies that are believed by Alliance Capital Management L.P. to be beneficiaries of the privatization process.

Fixed Investment Option

Premium you allocate to the fixed investment option is guaranteed and goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of owners like you, as well as claims made by our other creditors. The Premium Enhancement is funded from our general account.

We credit money allocated to the fixed investment option with interest on a daily basis at the guaranteed rate then in effect. The rate of interest to be credited to the general account is determined wholly within our discretion. However, the rate will not be changed more than once per year. The interest rate will never be less than 3%.

If you allocate premium to the fixed investment option, the fixed portion of your Contract Value during the accumulation phase will depend on the total interest we credit to your contract. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

We reserve the right to delay any payment from the general account for up to six months from the date we receive the request at our Administrative Office, as permitted by law.

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                             CHARGES AND DEDUCTIONS

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Insurance Charges

Each day, we deduct insurance charges from your Contract Value. This is done as part of our calculation of the value of Accumulation Units during the accumulation phase and of Annuity Units during the income phase. The insurance charges are the mortality and expense risk charge, the administrative charge, and the charges for the optional death benefits that are described under "Death Benefit."

Mortality and Expense Risk Charge

The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the variable portion of your contract. We will not increase this charge. It compensates us for assuming the risks associated with our obligations to make annuity payments, to provide the death benefit, and to cover the cost of administering the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

Administrative Charge

The administrative charge is equal, on an annual basis, to 0.15% of the daily value of the variable portion of your contract. It compensates us for our administrative expenses, which include preparing the contract, confirmations and statements, and maintaining contract records. If this charge is not enough to cover the costs of administering the contract, we will bear the loss.

Distribution Charge

The distribution charge is equal, on an annual basis, to 0.20% of the daily value of the variable portion of your contract. It compensates us for certain sales distribution expenses relating to the contract. If this charge is not enough to cover these costs, we will bear the loss.

Optional Death Benefit Charges

If you elect an optional death benefit, we will assess a daily charge against the assets in the variable account equal to an annual charge as shown below.

Equity Assurance Plan

                                    Owner's

                                 Attained Age                     Annual Charge

                                     0-59                            0.07%
                                     60+                             0.20%

Annual Ratchet Plan                                                  0.10%

Accidental Death Benefit                                             0.05%

Surrender Charge

If you surrender your contract prior to the Annuity Date during the first seven years after a premium payment, we will assess a surrender charge as a percentage of premium withdrawn as shown below:


Premium Year         1     2      3      4     5    6      7      Thereafter

Surrender Charge     6%   6%     5%      5%    4%   3%     2%          0%

For purposes of calculating the surrender charge, we treat surrenders as coming from the oldest premiums first (i.e., first-in, first-out). However, we will not assess a surrender charge on amounts of a partial surrender equal to the greater of:

     (1)  the Contract Value less premium paid, or

     (2)  up to 10% of premium paid, less the amount of any prior surrender.

You will not receive the benefit of this "free withdrawal amount" if you participate in the systematic withdrawal program. If you make a partial surrender, we will deduct the surrender charge, if any, pro rata from the remaining value in your contract. If insufficient value remains in your contract, then we will deduct the surrender charge from the amount you are to receive as a result of your surrender request. Likewise, we will deduct a surrender charge on a full surrender from the amount you are to receive.

Premium Taxes

We will deduct from your Contract Value any premium tax imposed by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 3.5% of premiums paid. These taxes are due either when premium is paid or when annuity payments begin. It is our current practice to charge you for these taxes when annuity payments begin or if you surrender the contract in full. In the future, we may discontinue this practice and assess the tax when it is due or upon the payment of the death benefit.

Income Taxes

Although we do not currently deduct any charges for income taxes attributable to your contract, we reserve the right to do so in the future.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various portfolios. These charges are described in the prospectus for the Alliance Variable Products Series Fund, Inc. and are summarized in the fee table.

Reduction or Elimination of Certain Charges and Additional Amounts Credited

We may reduce or eliminate the surrender charge or the administrative charge or change the minimum premium requirement when the contract is sold to groups of individuals under circumstances which reduce our sales expenses. We may also vary the Premium Enhancement paid. We will determine the eligibility of such groups by considering factors such as:

     (1)  the size of the group;

     (2)  the total amount of premium we expect to receive from the group;

     (3) the nature of the purchase and the persistency we expect in that group;

     (4) the purpose of the purchase and whether that purpose makes it likely that expenses will be reduced; and

     (5) any other circumstances that we believe to be relevant in determining whether reduced sales expenses may be expected.

We may also waive or reduce the surrender charge in connection with contracts sold to employees, employees of affiliates, registered representatives, employees of broker-dealers which have a current selling agreement with us, and immediate family members of those persons. Any reduction or waiver may be withdrawn or modified by us.

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                              ACCESS TO YOUR MONEY

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Generally

Contract Value, less any Premium Enhancement paid during the prior twenty-four months, is available in the following ways:

     o by surrendering all or part of your Contract Value during the accumulation phase;

     o    by receiving annuity payments during the income phase;

     o    when a death benefit is paid to your beneficiary.

Surrenders

Generally, surrenders are subject to a surrender charge, and, if it is a full surrender, premium taxes. Surrenders may also be subject to income tax and a penalty tax.

To make a surrender you must send a complete and detailed written request to our Administrative Office. We will calculate your surrender as of the close of business of the NYSE at the value next determined after we receive your request. To surrender your entire Contract Value, you must also send us your contract.

Under most circumstances, partial surrenders must be for a minimum of $500. We require that your Contract Value be at least $2,000 after the surrender. If the Contract Value would be less than $2,000 as a result of a surrender, we may cancel the contract. Unless you provide us with different instructions, partial surrenders will be made pro rata from each investment option in which your contract is invested. If you make a partial surrender during the twenty-four month period following receipt of a Premium Enhancement, except as part of our systematic withdrawal program, we will reduce the Premium Enhancement in the same proportion and deduct it from your Contract Value.

We may be required to suspend or postpone the payment of a surrender for an undetermined period of time when:

     o the NYSE is closed (other than a customary weekend and holiday closings);

     o    trading on the NYSE is restricted;

     o an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable;

     o    the SEC, by order, so permits for the protection of owners.

Systematic Withdrawal Program

The systematic withdrawal program allows you to make regularly scheduled withdrawals from your Contract Value of at least $200 each on a monthly or quarterly basis. You may change the amount or frequency of withdrawals under the program once per Contract Year. In order to initiate the program, your Contract Value must be at least $24,000. A maximum of 10% of your Contract Value may be withdrawn in a Contract Year.

Surrender  charges are not imposed on  withdrawals  under this  program,  nor is there any charge for participating in this program. We will not reduce any Premium Enhancement as a result of a withdrawal under this program. You may not elect this program if you have made a partial surrender earlier in the same Contract Year. In addition, the free withdrawal amount is not available in connection with partial surrenders you make while participating in the systematic withdrawal program. You will be entitled to the free withdrawal amount on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

Systematic withdrawals will begin on the first scheduled withdrawal date selected by you following the date we process your request. In the event that your value in a specified portfolio or the fixed investment option is not sufficient to make a withdrawal or if your request for systematic withdrawal does not specify the investment options from which to deduct withdrawals, withdrawals will be deducted pro rata from your Contract Value in each portfolio and the fixed investment option.

The systematic withdrawal program may be canceled at any time by written request or automatically by us if your Contract Value falls below $1,000. In the event the systematic withdrawal program is canceled, you may not elect to participate in the program again until the next Contract Anniversary.

If your contract is issued in connection with an individual retirement annuity or 403(b) Plan, you are cautioned that your rights to implement a systematic withdrawal program may be subject to the terms and conditions of your plan, regardless of the terms and conditions of your contract. Moreover, implementation of the systematic withdrawal program may subject you to adverse tax consequences, including a 10% tax penalty if you are under age 59 1/2. See "Taxes" for a discussion of the various tax consequences.

For information, including the necessary enrollment form, please check with our Administrative Office. We reserve the right to modify, suspend or terminate this program at any time.

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                                ANNUITY PAYMENTS

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Generally

Beginning on the Annuity Date, you will receive regular annuity payments. You may choose to receive annuity payments that are fixed, variable or a combination of fixed and variable. We make annuity payments on a monthly, quarterly, semiannual or annual basis.

You select the Annuity Date, which must be the first day of a month and must be at least one year after we issue your contract. You may change the Annuity Date at least 30 days before payments are to begin. However, annuity payments must begin by the annuitant's 90th birthday. Certain states may require that annuity payments begin prior to such date and we will comply with those requirements.

The Annuitant is the person on whose life annuity payments are based. You may change the Annuitant at any time prior to the Annuity Date. If you are not the Annuitant and the Annuitant dies before the Annuity Date, you must notify us and designate a new Annuitant.

Annuity Options

The contract offers three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. If you do not choose an annuity option, we will make annuity payments in accordance with option 2. However, if the annuity payments are for joint lives, we will make payments in accordance with option 3. Where permitted by state law, we may pay the annuity in one lump sum if your Contract Value is less than $2,000. Likewise, if your annuity payments would be less than $100 a month, we have the right to change the frequency of your payment to be on a semiannual or annual basis so that the payments are at least $100. We will make annuity payments to you unless you designate another person to receive them. In that case, you must notify us in writing at least thirty days before the Annuity Date. You will remain fully responsible for any taxes related to the annuity payments.

Option 1 - Life Income

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

Option 2 - Life Annuity with 10 Years Guaranteed

This option is similar to option 1 above with the additional guarantee that payments will be made for a period you select of at least 10 years. Under this option, if the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period.

Option 3 - Joint and Last Survivor Income

Under this option, we will make annuity payments as long as either the Annuitant or a contingent Annuitant is alive. If your contract is issued as an individual retirement annuity, payments under this option will be made only to you as Annuitant or to your spouse. Upon the death of either of you, we will continue to make annuity payments so long as the survivor is alive.

Variable Annuity Payments

If you choose to have any portion of your annuity payments based on the variable investment options, the amount of your payments will depend upon:

     o    your Contract Value in the portfolios on the Annuity Date;

     o the 5% assumed investment rate used in the annuity table for the contract;

     o    the performance of the portfolios you selected;

     o    the annuity option you selected.

If the actual performance exceeds the 5% assumed rate, the annuity payments will increase. Similarly, if the actual rate is less than 5%, the annuity payments will decrease. The SAI contains more information.

Transfers During Income Phase

Transfers during the income phase are subject to the same limitations as transfers during the accumulation phase. See "The Contract - Transfers During Accumulation Phase." However, you may only make one transfer each month and you may only transfer money among the variable investment options. You may not transfer money from the fixed investment option to the variable investment options or from the variable investment options to the fixed investment option.

Deferment of Payments

We may defer making fixed annuity payments for up to six months subject to state law. We will credit interest to you during the deferral period.

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                                  DEATH BENEFIT

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Death of Owner Before the Annuity Date

If you (or a joint owner) dies before the Annuity Date, the death benefit is payable to the beneficiary. The value of the death benefit will be determined as of the date we receive proof of death in a form acceptable to us. If ownership was changed from one natural person to another natural person, the death benefit will equal the Contract Value. A surviving spouse designated as the beneficiary can elect to continue the contract and become the owner. The amount of the death benefit to be paid is determined by the death benefit option selected at the time of application and is calculated in accordance with the terms of that option as described below. The amount of the death benefit will never be less than the traditional death benefit. If you select both the annual ratchet plan and the equity assurance plan, the death benefit will be the greatest of the traditional death benefit, the annual ratchet plan, or the equity assurance plan. The accidental death benefit, if applicable, will be paid in addition to any other benefit. All death benefit options may not be available in all states.

Traditional Death Benefit

Under the traditional death benefit, we will pay the amount equal to the greatest of:

     (1) the Contract Value, less any Premium Enhancement paid during the twenty-four months prior to the date of death;

     (2) the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

     (3) the greatest Contract Value at any seventh Contract Anniversary, less any Premium Enhancement paid during the twenty-four months prior to the date of death, reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The traditional death benefit will be paid unless you selected an optional death benefit.

Optional Death Benefits

Annual Ratchet Plan.  We will pay a death benefit equal to the greatest of:

     (1) the Contract Value, less any Premium Enhancement paid during the twenty-four months prior to the date of death;

     (2) the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

     (3) the greatest Contract Value at any Contract Anniversary, less any Premium Enhancement paid during the twenty-four months prior to the date of death, reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The annual ratchet plan will be in effect if:

     (1)  you select it on the application; and

     (2)  the charge for the annual ratchet plan is shown in your contract.

The annual ratchet plan will cease to be in effect upon our receipt of your written request to discontinue it.

Equity Assurance Plan.  We will pay a death benefit equal to the greatest of:

     (1) the Contract Value, less any Premium Enhancement paid during the twenty-four months prior to the date of death;

     (2) the greatest Contract Value at any seventh Contract Anniversary, less any Premium Enhancement paid during the twenty-four months prior to the date of death, plus any premium paid subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     (3)  an amount equal to (a) plus (b) where:

          (a) is equal to the total of all premium paid on or before the first Contract Anniversary following your 85th birthday, adjusted for surrenders as described below and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each premium to the earlier of the date of death or the first Contract Anniversary following your 85th birthday:

     o 0% per annum if death occurs during the 1st through 24th month from the date of premium payment;

     o 2% per annum if death occurs during the 25th through 48th month from the date of premium payment;

     o 4% per annum if death occurs during the 49th through 72nd month from the date of premium payment;

     o 6% per annum if death occurs during the 73rd through 96th month from the date of premium payment;

     o 8% per annum if death occurs during the 97th through 120th month from the date of premium payment;

     o 10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of premium payment; and

          (b)  is equal to all premium paid after the first Contract Anniversary
               following  your  85th   birthday,   adjusted  for  surrenders  as
               described below.

In determining the death benefit, for each surrender a proportionate reduction will be made to each premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered, less any Premium Enhancement paid during the twenty-four months prior to the date of death, by the Contract Value immediately prior to the surrender, less any Premium Enhancement paid during the twenty-four months prior to the date of death.

         The Equity Assurance Plan will be in effect if:

          (1)  you select it on the application;

          (2) the charge for the equity assurance plan is shown in your contract.

The equity assurance plan will cease when we receive your written request to discontinue it or upon the allocation of Contract Value to either the money market portfolio or fixed investment option unless such allocation is made as part of dollar cost averaging.

Accidental Death Benefit

If you selected the accidental death benefit at the time of application, it will be paid in addition to the traditional or optional death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

          (1)  the  Contract   Value  as  of  the  date  the  death  benefit  is
               determined,   less  any  Premium   Enhancement  paid  during  the
               twenty-four months prior to the date of death; or

          (2)  $250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

          o    suicide  or  attempted   suicide,   while  sane  or  insane,   or
               intentionally self-inflicted injuries;

          o sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

          o injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

          o    declared or undeclared war or any act thereof; or

          o    service in the military, naval or air service of any country.

The accidental death benefit will be in effect if:

          (1)  you select it on the Application; and

          (2) the charge for the accidental death benefit is shown in your contract.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday, or upon our receipt of your written request to discontinue.

Payment to Beneficiary

Upon your death if prior to the Annuity Date, the beneficiary may elect the death benefit to be paid as follows:

          (1) payment of the entire death benefit within five years of the date of your death; or

          (2)  payment  over  the   beneficiary's   lifetime  with  distribution
               beginning within one year of your date of death.

If no payment option is elected within sixty days of our receipt of proof of your death, a single sum settlement will be made at the end of the sixty-day period following such receipt. Upon payment of a death benefit, the contract will end.

Death of Owner After the Annuity Date

If you are not the Annuitant, and if your death occurs on or after the Annuity Date, no death benefit will be payable under the contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death. If the contract is not owned by an individual, the Annuitant shall be treated as the owner and any change of the named Annuitant will be treated as if the owner died.

Death of Annuitant

Before the Annuity Date

If you are not the Annuitant, and if the Annuitant dies before the Annuity Date, you may name a new Annuitant. If you do not name a new Annuitant within sixty days after we are notified of the Annuitant's death, we will deem you to be the new Annuitant.

After the Annuity Date

If an Annuitant dies after the Annuity Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death. If you were not the Annuitant and no beneficiary survives the Annuitant, we will pay any remaining benefit to you.

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                                   PERFORMANCE

================================================================

Occasionally, we may advertise certain performance related information concerning one or more of the portfolios, including total return and yield information. A portfolio's performance information is based on the portfolio's past performance only and is not intended as an indication of future performance.

When we advertise the average annual total return of a portfolio, it will usually be calculated for one, five, and ten year periods or, where a portfolio has been in existence for a period of less than one, five, or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a portfolio at the beginning of the relevant period to the value of the investment at the end of the period. That assumes the deduction of any surrender charge that would be payable if the contract were surrendered at the end of the period. Then the average annual compounded rate of return is calculated to produce the value of the investment at the end of the period.

When we advertise the yield of a portfolio we will calculate it based upon a given thirty day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

When we advertise the performance of the money market portfolio we may advertise the yield or the effective yield in addition to the total return. The yield of the money market portfolio refers to the income generated by an investment in that portfolio over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Total return at the variable account level is lower than at the underlying portfolio level since it is reduced by all contract charges (surrender charge, mortality and expense risk charge, administrative charge and distribution charge). On the other hand, total return at the variable account level also reflects receipt of the Premium Enhancement. Yield and effective yield at the variable account level are lower than at the portfolio level since the variable account level total return reflects all recurring charges (except surrender charge).

Performance information for a portfolio may be compared to:

          (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a portfolio's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

          (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

          (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract; and

          (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

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                                      TAXES

================================================================

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the accompanying fund prospectus. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in an annuity contract until you take the money out. Different rules apply depending on how you take the money out and whether your contract is qualified or non-qualified, as explained below.

If you do not purchase your contract under a retirement arrangement entitled to favorable federal income tax treatment, your contract is referred to as a non-qualified contract. If you purchase your contract under a retirement arrangement entitled to favorable federal income tax treatment, your contract is referred to as a qualified contract.

Tax Treatment of Distributions -- Non-Qualified Contracts

If you make a withdrawal from a non-qualified contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of premium, until all gain has been withdrawn. For annuity payments, any portion of each payment that is considered a return of your premium will not be taxed. There is a 10% tax penalty on any taxable amount you receive unless the amount received is paid:

          (1)  after you reach age 59 1/2;

          (2)  to your beneficiary after you die;

          (3)  after you become disabled;

          (4) in a series of substantially equal installments made not less frequently than annually under a lifetime annuity; or

          (5)  under an immediate annuity.

Assignments

If you assign all or part of the contract as collateral for a loan, the part assigned will be treated as a withdrawal and the excess of the Contract Value over total premium will be taxed as ordinary income. Please consult your tax adviser prior to making an assignment of the contract.

Gifts of Contracts

If you transfer a contract for less than full consideration, such as by gift, you will generally trigger tax on the gain in the contract. This rule does not apply to those transfers between spouses or incident to divorce.

Contracts Owned by Non-Natural Persons

If the contract is held by a non-natural person (for example, a corporation or trust), the contract is generally not treated as an annuity contract for federal income tax purposes, and the income on the contract (generally the excess of the Contract Value over the premium) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person, and in other limited circumstances.

Distribution at Death Rules

Upon the death of the owner of a contract, certain distributions must be made:

o If the owner dies on or after the Annuity Date, and before the entire interest in the contract has been distributed, the remaining portion will be distributed at least as quickly as the method in effect on the owner's death;

o If the owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death.

o If the beneficiary is a natural person, the interest may be annuitized over the life of that individual or over a period not extending beyond the life expectancy of that individual, so long as distributions commence within one year after the date of death.

o If the beneficiary is the spouse of the owner, the contract may be continued in the name of the spouse as owner.

o If the owner is not an individual, the death of the "primary annuitant" (as defined under the Code) is treated as the death of the owner. In addition, when the owner is not an individual, a change in the primary annuitant is treated as the death of the owner.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money or other property is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Tax Treatment of Distributions -- Qualified Contracts

If you purchase your contract under a tax-favored retirement plan or account, your contract is referred to as a qualified contract. Examples of qualified plans or accounts are:

          o    Individual Retirement Annuities ("IRAs");

          o    Roth IRAs;

          o Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

          o    Keogh Plans; and

          o Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Withdrawals in General

Generally, with the exception of a Roth IRA, you have not paid any taxes on the premium used to buy a qualified contract or on any earnings. Therefore, any amount you take out as a withdrawal or as annuity payments will be taxable income. In addition, a 10% tax penalty may apply to the taxable part of a withdrawal received before age 59 1/2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death or disability of the employee, to pay certain medical expenses, or, in some cases, upon separation from service on or after age 55.

Individual Retirement Annuities

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the limits of Code Section 408(b), the Contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Most IRAs cannot accept contributions after the owner reaches 70 1/2, and must also begin required distributions at that age. Sales of the contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the contract. Contracts offered by this prospectus in connection with an IRA are not available in all states. The accidental death benefit is not available under a contract issued in connection with an IRA.

Roth IRAs

Code Section 408A provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a traditional IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includable in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and to defer distributions beyond age 70 1/2. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs.

403(b) Plans

The contracts are also available for use in connection with a previously established 403(b) plan. Code Section 403(b) imposes certain restrictions on your ability to make partial surrenders from a contract used in connection with a 403(b) Plan, if attributable to premium paid under a salary reduction agreement. Specifically, an owner may make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled, or (b) in the case of hardship. In the case of hardship, only an amount equal to the premium paid may be withdrawn. 403(b) Plans are subject to additional requirements, including eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. In particular, distributions generally must commence by April 1 of the calendar year following the later of the year in which the employee (a) attains age 70 1/2, or (b) retires. Owners and their employers are responsible for compliance with these rules. Contracts offered by this prospectus in connection with a 403(b) Plan are not available in all states.

Rollovers

Distributions from a 401(a) qualified plan or 403(b) plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) plan or IRA. A prospective owner considering use of the contract in this manner should consult a competent tax adviser with regard to the suitability of the contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) plans, and IRAs.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the portfolios are being managed so as to comply with these requirements.

The tax regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the portfolios. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of assets in the portfolios. We reserve the right to make changes to the contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For lump-sum distributions or withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

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                                OTHER INFORMATION

================================================================

AIG Life Insurance Company

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to AIG by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products or a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes both individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts. The individual and group contracts described in this prospectus are identical except that the individual contract is issued directly to the individual owner. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, either as the owner of an individual contract or as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to an individual contract or to a certificate.

Voting Rights

To the extent required by law, we will vote the portfolio shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the portfolio. However, if legal requirements or our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

Prior to the Annuity Date, you hold a voting interest in each subaccount in whose corresponding portfolio you have Contract Value. We determine the number of portfolio shares that are attributable to you by dividing the corresponding value in a particular portfolio by the net asset value of one portfolio share. After the Annuity Date, we determine the number of portfolio shares that are attributable to you by dividing the reserve maintained in a particular portfolio to meet the obligations under the contract by the net asset value of one portfolio share. The number of votes that you will have a right to cast will be determined as of the record date established by each portfolio.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a portfolio will receive proxy material, reports and other materials relating to the appropriate portfolios. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Administration of the Contract

While we have primary responsibility for all administration of the contract and the variable account, we have retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. These administrative services include issuance of the contract and maintenance of owner records. DVFS serves as the administrator to various insurance companies offering variable annuity contracts and variable life insurance policies.

Legal Proceedings

There are no pending legal proceedings which, in our judgment, are material with respect to the variable account.

================================================================
                              FINANCIAL STATEMENTS

================================================================

Consolidated balance sheets of AIG Life Insurance Company are included in the SAI, which may be obtained without charge by calling (800) 255-8402 or writing to AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. A complete set of financial statements of the company has been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov. Financial statements of the variable account are not included because no contracts have been issued using the subaccounts described in this prospectus.

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                              TABLE OF CONTENTS OF

                     THE STATEMENT OF ADDITIONAL INFORMATION

================================================================


GENERAL INFORMATION............................................................3
        AIG Life Insurance Company.............................................3
        Independent Accountants................................................3
        Legal Counsel..........................................................3
        Distributor............................................................3
        Potential Conflicts....................................................3

CALCULATION OF PERFORMANCE DATA................................................4
        Yield and Effective Yield Quotations for the Money Market Subaccount...4
        Yield Quotations for Other Subaccounts.................................5
        Total Return Quotations................................................6
        Tax Deferred Accumulation..............................................6

ANNUITY PROVISIONS.............................................................7
        Variable Annuity Payments..............................................7
        Annuity Unit Value.....................................................8
        Net Investment Factor..................................................8
        Additional Provisions..................................................9

FINANCIAL STATEMENTS..........................................................10

                       STATEMENT OF ADDITIONAL INFORMATION

                              February 14, 2000

                          OVATION PLUS VARIABLE ANNUITY

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

This statement of additional information is not a prospectus. It should be read in conjunction with the prospectus describing the flexible premium deferred annuity contract. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus dated February 14, 2000, call us at (800) 255-8402 or write to us at AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801.

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                                TABLE OF CONTENTS

=====================================================================


GENERAL INFORMATION............................................................3
     AIG Life Insurance Company................................................3
     Independent Accountants...................................................3
     Legal Counsel.............................................................3
     Distributor...............................................................3
     Potential Conflicts.......................................................3

CALCULATION OF PERFORMANCE DATA................................................4
     Yield and Effective Yield Quotations for the Money Market Subaccount......4
     Yield Quotations for Other Subaccounts....................................5
     Total Return Quotations...................................................6
     Tax Deferred Accumulation.................................................6

ANNUITY PROVISIONS.............................................................7
     Variable Annuity Payments.................................................7
     Annuity Unit Value........................................................8
     Net Investment Factor.....................................................8
     Additional Provisions.....................................................9

FINANCIAL STATEMENTS..........................................................10

=====================================================================
                               GENERAL INFORMATION

=====================================================================

AIG Life Insurance Company

A description of AIG Life Insurance Company and its ownership is contained in the prospectus. We will provide for the safekeeping of the assets of Variable Account I.

Independent Accountants

Our  financial  statements  have been  audited by  PricewaterhouseCoopers,  LLP,
independent   certified  public  accountants,   whose  offices  are  located  in
Philadelphia, Pennsylvania.

Legal Counsel

Legal matters relating to the federal securities laws in connection with the contract described herein and in the prospectus are being passed upon by Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.

Distributor

Our affiliate, AIG Equity Sales Corp. ("AIGESC"), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of American International Group, Inc. Commissions not to exceed 7% of premiums will be paid to entities that sell the contract. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services. Commissions are paid by Variable Account I directly to selling dealers and representatives on behalf of AIGESC. Aggregate commissions were $46,712,373 in 1999, $33,398,137 in 1998, and $27,225,980 in
1997. Commissions retained by AIGESC were $0 in 1999, $0 in 1998, and $193,263 in 1997.

Potential Conflicts

Shares of the funds may be sold only to separate accounts of life insurance companies. They may be sold to our other separate accounts, as well as to separate accounts of other affiliated or unaffiliated life insurance companies, to fund variable annuity contracts and variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a fund simultaneously. Although neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity owners, each fund's board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If a material irreconcilable conflict were to occur, we will take whatever steps are deemed necessary, at our expense, to remedy or eliminate the irreconcilable material conflict. As a result, one or more insurance company separate accounts might withdraw their investments in the fund. This might force the fund to sell securities at disadvantageous prices.

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                         CALCULATION OF PERFORMANCE DATA

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Yield and Effective Yield Quotations for the Money Market Subaccount

The yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account I included in the registration statement. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Any effective yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account I included in the registration statement and will be carried at least to the nearest hundredth of one percent. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

               Effective Yield = [(Base Period Return + 1)365/7]-1

For purposes of the yield and effective yield quotations, the hypothetical charge reflects all deductions that are charged to all owner accounts in proportion to the length of the base period. For any fees that vary with the size of the account, the account size is assumed to be the money market subaccount's mean account size. The yield and effective yield quotations do not reflect the surrender charge that may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the premium was held under the contract and whether withdrawals had been previously made during that Contract Year. No deductions or sales loads are assessed upon annuitization under the contract. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the money market subaccount and the corresponding portfolio are excluded from the calculation of yield.

Yield Quotations for Other Subaccounts

Yield quotations will be based on the thirty-day period ended on the date of the most recent balance sheet of Variable Account I included in the registration statement, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                                Yield = 2[(a - b + 1)6 - 1]
                                           ---------
                                                  cd

Where:

          a = net investment income earned during the period by the portfolio attributable to shares owned by the Subaccount.

          b    = expenses accrued for the period (net of reimbursements)

          c = the average daily number of Accumulation Units outstanding during the period.

          d = the maximum offering price per Accumulation Unit on the last day of the period

Yield quotations for a subaccount reflect all recurring contract charges (except surrender charge). For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount's mean account size.

A surrender charge may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the premium was held under the contract, and whether withdrawals had previously been made during that Contract Year.

Total Return Quotations

The total return quotations for all of the subaccounts will be average annual total return quotations for the one, five, and ten year periods (or, where a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of Variable Account I and for the period from the date monies were first placed into the subaccounts until the aforesaid date. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

Where:            P = a hypothetical initial payment of $1,000

                  T = average annual total return

                  n = number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period

The total return quotations reflect all recurring contract charges and assume a total surrender at the end of the particular period. For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount's mean account size. The total return quotations also reflect receipt of the Premium Enhancement described in the prospectus.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax deferred compounding on Variable Account I's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation phase, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The chart shows accumulations on an initial investment or premium of a given amount, assuming hypothetical gross annual returns compounded annually, and a stated assumed rate. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity in a chart reflect the deduction of contractual expenses such as the 1.25% mortality and expense risk charge, the 0.15% administrative charge, and the 0.20% distribution charge, but not the expenses of an underlying investment vehicle. In addition, these values assume that the owner does not surrender the contract or make any partial surrenders until the end of the period shown. The chart assumes a full surrender at the end of the period shown and the payment of taxes at the 31% rate on the amount in excess of the premium.

In developing tax-deferral charts, we will follow these general principles:

          (1)  the assumed rate of earnings will be realistic;

          (2) the chart will depict accurately the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges;

          (3) comparative charts for accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender; and

          (4) a narrative accompanying the chart will disclose prominently that there may be a 10% tax penalty on a surrender by an owner who has not reached age 59 1/2.

The rates of return illustrated are hypothetical and are not an estimate or guaranty of performance. Actual tax rates may vary for different taxpayers.

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                               ANNUITY PROVISIONS

=====================================================================

Variable Annuity Payments

A variable annuity is an annuity with payments which are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. At the Annuity Date, the Contract Value in each subaccount will be applied to the applicable annuity tables contained in the contract. The annuity table used will depend upon the payment option chosen. The same Contract Value amount applied to each payment option may produce a different initial annuity payment. If, as of the Annuity Date, the then current annuity rates applicable to contract will provide a larger income than that guaranteed for the same form of annuity under the contract, the larger amount will be paid.

The first annuity payment for each subaccount is determined by multiplying the amount of the Contract Value allocated to that subaccount by the factor shown in the table for the option selected, divided by 1000. The dollar amount of subsequent annuity payments is determined as follows:

         (a) The dollar amount of the first annuity payment is divided by the Annuity Unit value as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the annuity payment period, subject to any transfers.

         (b) The fixed number of Annuity Units is multiplied by the Annuity Unit value for the Valuation Period fourteen days prior to the date of payment.

The total  dollar  amount of each  variable  annuity  payment  is the sum of all
subaccount   variable   annuity  payments  less  the  pro  rata  amount  of  the
administrative charge.

Annuity Unit Value

The value of an Annuity Unit for each subaccount was arbitrarily set initially at $10. This was done when the first portfolio shares were purchased. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

          o (a) is the net investment factor for the Valuation Period for which the Annuity Unit value is being determined; and

          o    (b) is the assumed investment factor for such Valuation Period.

The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed investment rate of 5%.

Net Investment Factor

The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

          o    (a) is equal to:

          (i) the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

          (ii) the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

          (iii)a per share charge or credit, which we determine,  for changes in
               tax  reserves   resulting  from  investment   operations  of  the
               subaccount.

          o    (b) is equal to:

          (i) the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

          (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

          o    (c) is equal to:

          (i) the percentage factor representing the mortality and expense risk charge, plus

          (ii) the percentage factor representing the administrative charge.

The net investment factor may be greater or less than the assumed investment factor. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Additional Provisions

We may require proof of the age of the Annuitant before making any life annuity payment provided for by the contract. If the age of the Annuitant has been misstated, we will compute the amount payable based on the correct age. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the annual rate of 5%. Any overpayments, including interest at the annual rate of 5%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

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                              FINANCIAL STATEMENTS

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Our consolidated balance sheets are included herein. A complete set of financial statements of the company has been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov. Our financial statements shall be considered only as bearing upon our ability to meet our obligations under the contract. Financial statements of Variable Account I are not included because no contracts had been issued as of the date of this statement of additional information.